Summary Prospectus
May 1, 2019
SunAmerica Series Trust
SA VCP Index Allocation Portfolio
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2019, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is to seek capital appreciation and, secondarily, income while managing portfolio volatility.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the Underlying Portfolios (as defined herein) in which the Portfolio invests.
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 3
Management Fees	0.20%	0.20%
Service (12b-1) Fees	None	0.25%
Other Expenses	0.18%	0.11%
Acquired Fund Fees and Expenses	0.32%	0.32%
Total Annual Portfolio Operating Expenses	0.70%	0.88%
Fee Waivers and/or Expense Reimbursements[1,2]	-0.10%	-0.03%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements[1,2]	0.60%	0.85%
[1]	Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Total Annual Portfolio Operating Expenses of Class 1 and Class 3 shares exceed 0.28% and 0.53%, respectively, of the Portfolio’s average daily net assets. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of business of SunAmerica Series Trust (the “Trust”) on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that the recoupment does not cause the expense ratio of the share class to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation of that share class. This agreement may be modified or discontinued prior to April 30, 2020, only with the approval of the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended.
[2]	The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same and that all contractual expense limitations and fee waivers remain in effect only for the period ending April 30, 2020. The Example does not

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SA VCP Index Allocation Portfolio
reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$61	$214	$380	$ 861
Class 3 Shares	87	278	485	1,082
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 20% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 80% of its assets in a combination of other mutual funds (the “Underlying Portfolios”) (the “Fund-of-Funds Component”) and 20% of its assets in a combination of equity index and fixed income futures, currency forwards and equity index put options selected through the use of a “VCP” (Volatility Control Portfolio) risk management process designed to manage the volatility level of the Portfolio’s annual returns (the “Overlay Component”). SunAmerica, the Portfolio’s adviser, is responsible for managing the Fund-of-Funds Component. T. Rowe Price Associates, Inc. (“T. Rowe Price”), the Portfolio’s subadviser, is responsible for managing the Overlay Component.
Under normal circumstances, the Fund-of-Funds Component will allocate approximately 70% of its assets (with a range of 60% to 80%) to Underlying Portfolios investing primarily in equity securities (the “Underlying Equity Portfolios”) and 30% of its assets (with a range of 20% to 40%) to Underlying Portfolios investing primarily in fixed income securities (“Underlying Fixed Income Portfolios”). The Underlying Portfolios will primarily include other funds in the Trust but may also include other funds advised by SunAmerica. The
Underlying Equity Portfolios include, among others, funds that invest in domestic and international equity securities of small, medium and/or large capitalization companies and the Underlying Fixed Income Portfolios include, among others, funds that invest in domestic government and corporate bonds.
The Underlying Portfolios will be limited to index funds, which are passively managed to track the performance of designated indices. The Fund-of-Funds Component may invest a significant portion of its assets in any single Underlying Portfolio.
The following chart sets forth the Fund-of-Funds Component’s target allocations set by SunAmerica on January 31, 2019 to the Underlying Equity Portfolios and Underlying Fixed Income Portfolios. The Fund-of-Funds Component’s actual allocations may vary from these projections and will fluctuate from time to time due to, among other things, market conditions and changes made by SunAmerica to the target allocations.
Underlying Portfolio	% of Total Portfolio
Equity	72.25%
SA Large Cap Index Portfolio	46.00%
SA Mid Cap Index Portfolio	8.00%
SA Small Cap Index Portfolio	6.25%
SA International Index Portfolio	12.00%
Fixed Income	27.75%
SA Fixed Income Intermediate Index Portfolio	10.75%
SA Fixed Income Index Portfolio	17.00%
The Underlying Portfolio selection is made based on the Fund-of-Funds Component’s 70%/30% asset allocation strategy discussed above. SunAmerica may adjust the Fund-of-Funds Component’s allocation to the Underlying Portfolios from time to time as it deems necessary, including based on market conditions or other factors. SunAmerica intends to rebalance the Fund-of-Funds Component on an ongoing basis using cash flows; however, it reserves the right to rebalance the Fund-of-Funds Component through exchanges at any time.
The Overlay Component will utilize a systematic volatility control process to manage the risk of the Portfolio. The Portfolio targets a volatility level of 11% within a range of 10% to 14%. Volatility is a statistical measure of the magnitude of changes in the Portfolio’s returns over time without regard to the direction of those changes. T. Rowe Price expects to use a variety of equity index and fixed income futures and currency forwards as the principal tools to implement this volatility management strategy. The Portfolio’s overall net equity exposure may be reduced to 20% or increased to 100% as a result of the volatility management strategy. In addition, T. Rowe Price will seek to reduce exposure to certain downside risks by purchasing equity

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SA VCP Index Allocation Portfolio
index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
Volatility is not a measure of investment performance. Volatility may result from rapid and dramatic price swings. Higher volatility generally indicates higher risk and is often reflected by frequent and sometimes significant movements up and down in value. The Portfolio could experience high levels of volatility in both rising and falling markets. Due to market conditions or other factors, the actual or realized volatility of the Portfolio for any particular period of time may be materially higher or lower than the target level.
The Portfolio’s target volatility level of 11% is not a total return performance target. The Portfolio does not expect its total return performance to be within any specified target range. It is possible for the Portfolio to maintain its volatility at or under its target volatility level while having negative performance returns. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets, may expose the Portfolio to costs to which it would otherwise not have been exposed, and if unsuccessful may result in substantial losses.
The Portfolio may also invest its assets in money market securities, which may include, but are not limited to, U.S. government securities, U.S. government agency securities, short-term fixed income securities, bank deposits, repurchase agreements, money market mutual fund shares, and cash and cash equivalents. The Portfolio’s money market securities holdings may serve as collateral for the Portfolio’s derivative positions, earn income for the Portfolio and be used for cash management purposes.
The subadviser may engage in frequent and active trading of portfolio securities.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
The following is a summary of the principal risks of investing in the Portfolio.
Active Trading Risk. The Portfolio may engage in frequent trading of securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Portfolio and could affect your performance.
Asset Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying Portfolios in which it invests. The Portfolio is subject to the risk that the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes and market sectors may not produce the desired result.
Equity Securities Risk. The Portfolio invests principally in Underlying Portfolios that invest in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly.
Large-Cap Companies Risk. The Portfolio invests in Underlying Portfolios that invest substantially in large-cap companies. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies.
Small- and Medium-Sized Companies Risk. The Portfolio invests in Underlying Portfolios that may invest in securities of small- and medium-capitalization companies. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.
Foreign Investment Risk. The Portfolio’s investments in Underlying Portfolios that invest in the securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which an Underlying Portfolio may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Underlying Portfolio’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.
Currency Volatility Risk. The value of an Underlying Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of an Underlying Portfolio’s non-U.S. dollar-denominated securities.
Risk of Investing in Bonds. The Portfolio invests in Underlying Portfolios that invest principally in bonds, which may cause the value of your investment in the Portfolio to go up or down in

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SA VCP Index Allocation Portfolio
response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. Fixed income securities may be subject to volatility due to changes in interest rates.
Credit Risk. Credit risk applies to most fixed income securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. An Underlying Portfolio could lose money if the issuer of a fixed income security is unable or perceived to be unable to pay interest or to repay principal when it becomes due.
Interest Rate Fluctuations Risk. The Portfolio invests in Underlying Portfolios that invest substantially in fixed income securities. Fixed income securities may be subject to volatility due to changes in interest rates. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Interest rates have been historically low, so the Portfolio faces a heightened risk that interest rates may rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.
Management Risk. The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Portfolio’s portfolio managers apply investment techniques and risk analyses in making investment decisions, but there can be no guarantee that these decisions or individual securities selected by the portfolio managers will produce the desired results.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio, the Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio will be directly exposed to the risks of the contract. Unfavorable changes in the value of the underlying security, index, rate or benchmark may cause sudden losses. Gains or losses from the Portfolio’s use of derivatives may be substantially greater than the amount of the Portfolio’s investment. Derivatives are also associated with various other risks, including market risk, leverage risk, hedging risk, counterparty risk, illiquidity risk and interest rate fluctuations risk. The primary risks associated with the Portfolio’s use of derivatives are market risk, counterparty risk and hedging risk.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying securities or financial index.
Forward Currency Contracts Risk. The use of forward contracts involves the risk of mismatching the Portfolio’s objective under a forward contract with the value of securities denominated in a particular currency. Such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Portfolio’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Portfolio than if it had not entered into such contracts.
Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments in the United States or abroad, changes in investor psychology, or heavy institutional selling. In addition, an Underlying Portfolio’s adviser’s or subadviser’s assessment of securities held in the Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market.
Indexing Risk. The Underlying Portfolios in which the Portfolio invests are managed to track the performance of an index. An Underlying Portfolio will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its target index, even if there are adverse developments concerning a particular security, company or industry. As a result, the Portfolio may suffer losses that might not be experienced with an investment in an actively-managed mutual fund.
Fund-of-Funds Risk. The costs of investing in the Portfolio, as a fund-of-funds, may be higher than the costs of investing in a mutual fund that only invests directly in individual securities. An Underlying Portfolio may change its investment objective or policies without the Portfolio’s approval, which could force the Portfolio to withdraw its investment from such Underlying Portfolio at a time that is unfavorable to the Portfolio. In

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SA VCP Index Allocation Portfolio
addition, one Underlying Portfolio may buy the same securities that another Underlying Portfolio sells. Therefore, the Portfolio would indirectly bear the costs of these trades without accomplishing any investment purpose.
Underlying Portfolios Risk. The risks of the Portfolio owning Underlying Portfolios generally reflect the risks of owning the underlying securities held by the Underlying Portfolios. Disruptions in the markets for the securities held by the Underlying Portfolios could result in losses on the Portfolio’s investment in such securities. The Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly. For example, the Portfolio indirectly pays a portion of the expenses (including management fees and operating expense) incurred by the Underlying Portfolios.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s volatility may reduce the risks assumed by the insurance company that sponsors your Variable Contract. This facilitates the insurance company’s ability to provide guaranteed benefits. These guarantees are optional and may not be associated with your Variable Contract. While the interests of the Portfolio’s shareholders and the affiliated insurance companies providing these guaranteed benefits are generally aligned, the affiliated insurance companies (and SunAmerica by virtue of its affiliation with the insurance companies) may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of mitigating the financial risks to which the affiliated insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their volatility.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. In addition, the minimum and maximum equity exposure limits may prevent the subadviser from fully managing portfolio volatility in certain market environments. There can be no guarantee that the Portfolio will maintain its target volatility level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Risk of Investing in Money Market Securities. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the MSCI EAFE® Index (net), Russell 2000® Index, S&P 500® Index, Bloomberg Barclays US Government Credit Bond Index, S&P MidCap 400® Index, Bloomberg Barclays US Government Credit Intermediate Bond Index and a blended index. The blended index consists of 45% S&P 500® Index, 7.5% S&P MidCap 400® Index, 5% Russell 2000® Index, 12.5% MSCI EAFE® Index (net), 15% Bloomberg Barclays US Government Credit Bond Index and 15% Bloomberg Barclays US Government Credit Intermediate Bond Index (the "Blended Index"). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were

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SA VCP Index Allocation Portfolio
reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)
During the 1-year period shown in the bar chart, the highest return for a quarter was 4.75% (quarter ended September 30, 2018) and the lowest return for a quarter was -12.85% (quarter ended December 31, 2018). The year-to-date calendar return as of March 31, 2019 was 10.30%.
Average Annual Total Returns (For the periods ended December 31, 2018)
	1 Year	Since Inception (10-6-17)
Class 1 Shares	-7.10%	-2.57%
Class 3 Shares	-7.39%	-2.85%
MSCI EAFE® Index (net)	-13.79%	-8.28%
Russell 2000® Index	-11.01%	-7.62%
S&P 500® Index	-4.38%	0.51%
Bloomberg Barclays US Government Credit Bond Index	-0.42%	0.10%
S&P MidCap 400® Index	-11.08%	-5.52%
Bloomberg Barclays US Government Credit Intermediate Bond Index	0.88%	0.55%
Blended Index	-4.82%	-1.29%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds Component of the Portfolio.
The Overlay Component of the Portfolio is subadvised by T. Rowe Price.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Douglas Loeffler, CFA Senior Portfolio Manager	2017
Manisha Singh, CFA Portfolio Manager	2017

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
T. Rowe Price
Charles M. Shriver, CFA Vice President	2017
Sean McWilliams Vice President	2019
Toby M. Thompson, CFA, CAIA Vice President	2017
Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering documents) for your Variable Contract which may contain additional information about purchase and redemptions of the Portfolio’s shares.

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Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from the Variable Contract. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Variable
Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

SunAmerica Series Trust

CSP-86704C_341_358.2 (5/19)